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                                                                    EXHIBIT 10.9

                           REVOLVING CREDIT AGREEMENT

         THIS REVOLVING CREDIT AGREEMENT dated as of November 5, 1998 is by and between KEYSTONE FOODS CORPORATION, a Delaware corporation ("Lender") and MOLECULAR CIRCUITRY, INC., a Delaware corporation ("Borrower").

                                   Background

         Lender has agreed to provide working capital to Borrower on an as needed basis, and agreed to extend a credit facility upon terms and conditions set forth herein.

                                    Agreement

         NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth or provided for herein, the parties hereto agree as follows:

         1. Loan. Subject to the terms and conditions herein set forth, Lender agrees to lend to Borrower and Borrower may borrow from Lender from time to time prior to May 15, 2000 on a revolving credit basis such amounts as Borrower may request from time to time, provided that the aggregate principal amount of such loans at any time outstanding shall not exceed Five Million Dollars ($5,000,000). Loans hereunder shall be evidenced by, shall bear interest and shall otherwise be repayable in accordance with the Revolving Credit Note of Borrower of even date hereof (the "Revolving Credit Note") in the maximum principal amount of Five Million Dollars ($5,000,000), which has been delivered by Borrower to Lender herewith.

         2. Term. Except as hereinafter provided, this Agreement shall remain in full force and effect until May 15, 2000 and thereafter until all obligations of Borrower to Lender hereunder and otherwise are fulfilled and discharged, provided, however, that Lender's commitment to extend loans to Borrower under the Revolving Credit Note shall terminate on May 15, 2000.

         3. Conditions. As a condition to Lender's obligation to make any loan hereunder, at the time of each advance hereunder (a) no Event of Default (as hereinafter defined) shall have occurred and be continuing, (b) Borrower shall have paid in full when due any installment of interest on the Revolving Credit Note, (c) each of Borrower' representations and warranties contained or referred to herein or in the Revolving Credit Note shall have been continuously true and correct and shall remain true and correct in all material respects since the date hereof, (d) Borrower shall have requested such action of Lender in writing at least two (2) business days in advance, unless a shorter period is approved by Lender, (e) Lender shall have determined that no material adverse change in the business prospects or financial condition of Borrower has occurred, and (f) Lender shall have been provided with a schedule and/or budget in satisfactory form to Lender describing the intended use of proceeds for each advance requested by Borrower.

         4. Representations and Warranties. In order to induce Lender to make the loans hereunder, Borrower makes the following representations and warranties to Lender, each and all of
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which shall survive the execution and delivery of this Agreement and continue until all obligations of Borrower to Lender hereunder and under the Revolving Credit Note are satisfied:

                  (a) Corporate Existence. Borrower is a corporation duly organized and validly existing under the laws of the state of Delaware; has the lawful power to own its properties and to engage in the business it conducts; and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary.

                  (b) Absence of Conflicts. The creation and performance of Borrower's rights, duties and obligations under this Agreement and the Revolving Credit Note will not (immediately, with the passage of time, the giving of notice, or otherwise):

                           (i) Violate the charter or by-law provisions of
Borrower or violate any laws or result in a default under any contract, agreement or instrument to which Borrower is a party or by which Borrower or its property is bound; or

                           (ii) Result in the creation or imposition of any
security interest in, or lien upon, any of the assets of Borrower, except liens in favor of Lender.

                  (c) Authorization. Borrower has the power and authority to enter into and perform all of its obligations under this Agreement and the Revolving Credit Note and to incur the obligations herein and has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the Revolving Credit Note.

                  (d) Validity. This Agreement and the Revolving Credit Note are and when delivered will be valid, binding and enforceable in accordance with their respective terms.

                  (e) Accuracy of Representations. No representation or warranty by Borrower contained herein or in any certificate or other document furnished by Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

                  (f) Consents and Approvals. Each consent, approval or authorization of, or filing, registration or qualification with, any person which is required to be obtained or effected by Borrower in connection with the execution and delivery of this Agreement and the Revolving Credit Note or the undertaking or performance of any obligation hereunder or thereunder, has been duly obtained or effected.

         5. Borrower's Negative Covenants. Borrower covenants and agrees with Lender that so long as there is any Borrower's indebtedness to Lender outstanding, Borrower shall not do, agree to do, or permit to be done any of the following:

                  (a)      Guaranty the obligations of any person.


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                  (b) Create, incur or assume any liability for borrowed money, except liabilities heretofore or hereinafter incurred by Borrower to Lender and any liability or indebtedness incurred in the ordinary course of Borrower's business.

                  (c) Assume, guaranty, endorse or otherwise become directly or contingently liable, in connection with the obligations of any person, firm or corporation.

                  (d) Consolidate with or merge into any person, firm or corporation, or permit any person, firm or corporation to consolidate with or merge into Borrower; or create or acquire, or permit the creation or acquisition of, any subsidiary unless such entity guarantees all obligations of Borrower to Lender under this Agreement and the Revolving Credit Note in a form and manner acceptable to Lender.

                  (e) Alter its existing capital stock structure whether by issuance of new shares of an existing class of stock, by creation of new classes of stock, or otherwise.

         6. Borrower's Affirmative Covenants. Borrower covenants and agrees with Lender that so long as there is any Borrower's indebtedness to Lender outstanding, Borrower shall:

                  (a) Preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business.

                  (b) Promptly deliver to Lender copies of any amendments or modifications to its Certificate of Incorporation and Bylaws.

                  (c) Comply with all laws, ordinances, rules and regulations of any federal, state or local government, or any instrumentality or agency thereof, when such failure to comply may have a material adverse effect on it, or on Lender in enforcing its rights under this Agreement or under the Revolving Credit Note, against Borrower.

                  (d) Pay and discharge, as they may become due, all taxes, assessments, debts, claims and other governmental or nongovernmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings and for which Borrower shall set aside adequate reserves for the payment of such tax, assessment or charge.

                  (e) Maintain, preserve and keep all of its property, equipment and assets in good repair, working order and condition.

                  (f) Notify Lender of any litigation, actions, proceeds, claims or investigations pending or threatened against Borrower, and of the entry of any judgment against Borrower, or the entry of any liens, other than liens in favor of Lender.


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                  (g) Notify Lender in writing thirty (30) days in advance of any (i) change of location of Borrower's principal place of business or other place of business, and (ii) the addition of any new places of business of Borrower.

                  (h) Deliver to Lender in form and substance satisfactory to Lender, the following:

                           (i) within forty-five (45) days after the end of each
quarterly fiscal period of Borrower, commencing with the fourth quarter of 1998 and continuing until all the obligations of Borrower to Lender are satisfied, a balance sheet and statement of income of Borrower prepared in accordance with generally accepted accounting principles consistently applied and prepared and compiled by independent certified public accountants acceptable to Lender together with a certification by the chief financial officer of Borrower;

                           (ii) within ninety (90) days after the end of each
fiscal year of Borrower, commencing with the year 1998 and continuing until all the obligations of Borrower to Lender are satisfied, a balance sheet and statement of income of Borrower prepared in accordance with general accepted accounting principles consistently applied and prepared and compiled by independent certified public accountants acceptable to Lender together with a certification by the chief financial officer of Borrower; and

                           (iii) such additional financial information of
Borrower as Lender may reasonably from time to time request.

                  (i) Pay on demand all reasonable and necessary expenses and expenditures of Lender including without limitation, reasonable attorneys' fees and expenses incurred or paid by Lender in protecting, enforcing or exercising its rights, interests or remedies created by or connected with or provided in this Agreement or the Revolving Credit Note.

         7.       Further Rights of Lender.

                  (a) Borrower appoints such person or persons as Lender may designate as its attorney-in-fact to endorse the name of Borrower on any checks, notes, drafts or other forms of payment or security that may come into the possession of Lender or any affiliate or agent of Lender, to sign Borrower's name on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules and, in general, to do all things necessary to carry out the terms of this Agreement. If an Event of Default shall have occurred and be continuing, such attorney-in-fact may notify the post office authorities to change Borrower's address for delivery of mail to an address designated by Lender, and may open and deal with mail addressed to Borrower. The powers granted herein, being coupled with an interest are irrevocable, and Borrower approves and ratifies all acts of such attorney-in-fact which are not malicious or grossly negligent. Neither Lender nor such attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law so long as the same is not malicious or grossly negligent.

                  (b) At any time and from time to time, during normal business hours, Lender or any agents or representatives of Lender may examine and make copies of and abstracts from the


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records and books of account of, and visit and inspect the properties
(including, but without limitation, the inventory and equipment) of Borrower and discuss the affairs, finances and accounts of Borrower with any of its officers, employees, directors and accountants.

         8.       Default.

                  (a) Events of Default. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

                           (i) Borrower shall fail to pay when due any
installment of principal or interest or any fee payable on the Revolving Credit
Note in accordance with its terms or any fees, charges, expenses and other amounts payable hereunder;

                           (ii) Borrower shall fail to observe or perform any
other obligation to be observed or performed by it hereunder or under the Revolving Credit Note, and such failure shall continue for five (5) days after notice of such failure from Lender;

                           (iii) Lender shall have determined that a material
adverse change in the business, prospects or financial condition of Borrower has occurred;

                           (iv) Any financial statement, representation,
warranty or certificate made by Borrower to Lender in connection herewith, or as inducement to Lender to enter into this Agreement or to make an advance, or in the Revolving Credit Notes, separate statement or document to be delivered hereunder to Lender, shall be false, incorrect, or incomplete when made in any material respect;

                           (v) A receiver or trustee shall be appointed for
Borrower or for any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Borrower, and such receiver or trustee shall not be discharged within thirty (30) days of his appointment, or such proceedings shall not be discharged within thirty (30) days of their commencement, or Borrower shall discontinue business or change the nature of its business;

                  (b) Effect of Event of Default. Upon an Event of Default hereunder, all principal amounts outstanding hereunder, and all interest accrued thereon shall, at the election of Lender become immediately due and payable without presentment, demand, protest or notice of any kind, all of which Borrower hereby expressly waives.

         9.       General Contractual Provisions.

                  (a) Further Assurances. From time to time, Borrower will execute and deliver to Lender such additional documents and will provide such additional information as Lender may reasonably require to carry out the terms of this Agreement and be informed of Borrower's status and affairs.


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                  (b) Enforcement and Waiver by Lender. Lender shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         10. Notices. Any notice or consent required or permitted hereunder shall be delivered personally or sent by facsimile transmission, national courier service guaranteeing overnight delivery or registered or certified mail, with all postage or other delivery charges prepaid, to the respective parties hereto at the addresses set forth below, or to such other address, or in care of such other person, as any party shall from time to time designate by due notice hereunder. Any notice hereunder shall be deemed given when received by the person to whom or which addressed:

            If to Borrower:                    Crystal Medical Products, Inc.
                                                c/o George Ginader, Treasurer
                                               Crystal Medical Products, Inc.
                                               321 Spruce Street
                                               525-536 Bank Towers
                                               Scranton, PA  18503

            If to Lender:                      Keystone Foods Corporation
                                               401 City Avenue, Suite 800
                                               Bala Cynwyd, Pennsylvania  19004

            With a copy to:                    Pelino & Lentz, P.C.
                                               One Liberty Place
                                               1650 Market Street
                                               32nd Floor
                                               Philadelphia, PA 19103
                                               Attn: John W. Pelino, Esquire

         11. Waiver and Release by Borrower. Borrower hereby:

                  (a) Waives presentment, demand or notice of any kind except as otherwise provided herein.

                  (b) Releases Lender and its officers, attorneys, agents and employees from all claims for loss or damage caused by any act or omission on the part of any of them except willful misconduct.


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         12. Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern the construction of this Agreement, the Revolving Credit Note and the rights and remedies of the parties hereto and thereto.

         13. Situs of Litigation. Borrower, irrevocably, agrees that, subject to Lender's sole and absolute election, all actions or proceedings in any way, manner or respect, arising out of or from or related to this Agreement or the Revolving Credit Note, shall be litigated only in courts having situs within the County of Montgomery, Commonwealth of Pennsylvania. Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within the County of Montgomery, Commonwealth of Pennsylvania. Borrower hereby waives any right it may have to transfer or change the venue of any litigation brought against Borrower by Lender in accordance with this Paragraph.

         14. Binding Effect, Assignment and Entire Agreement. This Agreement shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of the parties hereto. Lender may assign any of its rights or obligations hereunder without the consent of or any person. Borrower cannot assign any of its rights or obligations hereunder without the prior written consent of Lender. This Agreement and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of each party.

         15. Indemnity. Borrower will indemnify Lender against, and hold it harmless on demand from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Lender in any way relating to or arising out of this Agreement, the Revolving Credit Note or any of the documents or transactions contemplated hereby.

         16. Amendments. This Agreement may not be changed, modified, amended or terminated orally, but only by a writing signed by all of the parties to this Agreement.

         17. Severability. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision and to this end, the provisions hereof are severable.

         18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         19. Conflict of Interest. Borrower and Lender waive to the fullest extent possible any actual or potential conflicts of interest between them or involving the transactions contemplated by this Agreement, it being acknowledged that the terms of this Agreement are arms length and that all details of such potential conflicts of interest have been fully disclosed.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                     LENDER:

                                     KEYSTONE FOODS CORPORATION

                                     BY: /S/ JOHN J. COGGINS
                                         -------------------------------------
                                         JOHN J. COGGINS, VICE PRESIDENT

                                     BORROWER:

                                     CRYSTAL MEDICAL PRODUCTS, INC.,

                                     BY: /S/ HERBERT LOTMAN
                                         -------------------------------------
                                         HERBERT LOTMAN, PRESIDENT


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